Exhibit 99.1

FOR IMMEDIATE RELEASE
November 6, 2024

Semnur Pharmaceuticals, Inc., a Wholly Owned Subsidiary of Scilex Holding Company, Announces Today the Filing of a Registration Statement on Form S-4 by Denali Capital Acquisition Corp. with the Securities and Exchange Commission Relating to the Previously Announced Proposed Business Combination Between Semnur and Denali

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As previously announced, Semnur Pharmaceuticals, Inc. (“Semnur”), a wholly owned subsidiary of Scilex Holding Company, and Denali Capital Acquisition Corp. (Nasdaq: DECA, the “SPAC”) entered into an agreement and plan of merger, dated as of August 30, 2024 (the “Merger Agreement”), related to the proposed business combination (the “Business Combination”) of Denali and Semnur, which provides for a pre-transaction equity value of Semnur of $2.5 billion.

•	The closing of the Business Combination is expected to occur by the first quarter of 2025.

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As previously disclosed, the Board of Directors of Scilex declared a stock dividend consisting of an aggregate of 5,000,000 shares of Series 1 Mandatory Exchangeable Preferred Stock (the “Dividend”) to Scilex stockholders and certain other securityholders of Scilex as of the Record Date (as defined below). Such preferred stock will be exchangeable for up to 10% of Scilex’s ownership interest in Semnur following the closing of the Business Combination. These shares are expected to be freely tradable upon such exchange.

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As previously announced, Scilex has set a record date of November 7, 2024 (the “Record Date”) for the dividend of Scilex preferred stock to Scilex’s stockholders and certain other securityholders of Scilex. Existing investors holding Scilex common stock are entitled to receive the Scilex preferred stock dividend by holding the Scilex stock on the Record Date;

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Potential investors interested in receiving the dividend of the Scilex preferred stock are required to purchase the Scilex common stock on November 6, 2024 and hold the Scilex common stock on the Record Date; and

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Short Sellers of Scilex common stock, failing to cover their short positions and returning borrowed shares to their lenders on November 7, 2024, are obligated to deliver the Scilex preferred stock dividend to their corresponding lenders.

PALO ALTO, CALIFORNIA – November 6, 2024 (GLOBE NEWSWIRE) – Semnur Pharmaceuticals, Inc. (“Semnur”), a wholly owned subsidiary of Scilex Holding Company (Nasdaq: SCLX, “Scilex” or “Company”), an innovative revenue-generating company focused on acquiring, developing and commercializing non-opioid pain management products for the treatment of acute and chronic pain, and Denali Capital Acquisition Corp., a Cayman Islands exempted company and special purpose acquisition company (Nasdaq: DECA, the “SPAC”), today announced the filing of a Registration Statement on Form S-4 (the “Registration Statement”) by Denali with the Securities and Exchange Commission (the “SEC”) relating to the previously announced proposed Business Combination.

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The Registration Statement contains a preliminary proxy statement/prospectus in connection with the Business Combination. While the Registration Statement has not yet become effective and the information contained therein is subject to change, it provides important information about Scilex and Denali, as well as the proposed Business Combination.

For more information on Scilex Holding Company, refer to www.scilexholding.com

For more information on Semnur Pharmaceuticals, refer to www.semnurpharma.com

For more information on Scilex Holding Company Sustainability Report, refer to www.scilexholding.com/investors/sustainability

For more information on ZTlido® including Full Prescribing Information, refer to www.ztlido.com.

For more information on ELYXYB®, including Full Prescribing Information, refer to www.elyxyb.com.

For more information on Gloperba®, including Full Prescribing Information, refer to www.gloperba.com.

About Scilex Holding Company

Scilex Holding Company is an innovative revenue-generating company focused on acquiring, developing and commercializing non-opioid pain management products for the treatment of acute and chronic pain. Scilex targets indications with high unmet needs and large market opportunities with non-opioid therapies for the treatment of patients with acute and chronic pain and are dedicated to advancing and improving patient outcomes. Scilex’s commercial products include: (i) ZTlido® (lidocaine topical system) 1.8%, a prescription lidocaine topical product approved by the U.S. Food and Drug Administration (the “FDA”) for the relief of neuropathic pain associated with postherpetic neuralgia, which is a form of post-shingles nerve pain; (ii) ELYXYB®, a potential first-line treatment and the only FDA-approved, ready-to-use oral solution for the acute treatment of migraine, with or without aura, in adults; and (iii) Gloperba®, the first and only liquid oral version of the anti-gout medicine colchicine indicated for the prophylaxis of painful gout flares in adults.

In addition, Scilex has three product candidates: (i) SP-102 (10 mg, dexamethasone sodium phosphate viscous gel) (“SEMDEXATM” or “SP-102”), a novel, viscous gel formulation of a widely used corticosteroid for epidural injections to treat lumbosacral radicular pain, or sciatica, for which Scilex has completed a Phase 3 study and was granted Fast Track status from the FDA in 2017; (ii) SP-103 (lidocaine topical system) 5.4%, (“SP-103”), a next-generation, triple-strength formulation of ZTlido, for the treatment of acute pain and for which Scilex has recently completed a Phase 2 trial in acute low back pain. SP-103 has been granted Fast Track status from the FDA in low back pain; and (iii) SP-104 (4.5 mg, low-dose naltrexone hydrochloride delayed-release capsules) (“SP-104”), a novel low-dose delayed-release naltrexone hydrochloride being developed for the treatment of fibromyalgia, for which Phase 1 trials were completed in the second quarter of 2022.

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Scilex Holding Company is headquartered in Palo Alto, California.

For more information on Scilex Holding Company, refer to www.scilexholding.com

About Semnur Pharmaceuticals, Inc.

Semnur Pharmaceuticals, Inc. (“Semnur”) is a clinical-late stage specialty pharmaceutical company focused on the development and commercialization of novel non-opioid pain therapies. Semnur’s lead program, SP-102 (SEMDEXA™), is the first non-opioid novel gel formulation administered epidurally in development for patients with moderate to severe chronic radicular pain/sciatica.

Semnur Pharmaceuticals, Inc. is headquartered in Palo Alto, California.

For more information on Semnur Pharmaceuticals, refer to www.semnurpharma.com

About Denali Capital Acquisition Corp.

Denali Capital Acquisition Corp. (Nasdaq: DECA, the “SPAC”) is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

Important Information and Where to Find It

This press release relates to a proposed transaction between Semnur and the SPAC and does not contain all the information that should be considered concerning the potential business combination and is not intended to form the basis of any investment decision or any other decision in respect of the potential business combination. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transaction described herein, the SPAC filed relevant materials with the SEC, including the Registration Statement, which includes a proxy statement/prospectus. Investors and security holders of the SPAC are urged to read these materials (including any amendments or supplements thereto) and any other relevant documents in connection with the transaction that the SPAC files with the SEC when, and if, they become available because they will contain important information about the SPAC, Semnur and the proposed transaction. The preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other relevant materials in connection with the transaction (when and if they become available), and any other documents filed by the SPAC with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov). The documents filed by the SPAC with the SEC also may be obtained free of charge upon written request to:

Denali Capital Acquisition Corp.

437 Madison Avenue, 27th Floor

New York, NY 10022

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Participants in the Solicitation

The SPAC, Semnur and their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of SPAC’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of SPAC’s directors and officers in SPAC’s filings with the SEC including the Registration Statement, which includes the proxy statement of SPAC for the Business Combination, and such information and names of Semnur’s directors and executive officers are also in the Registration Statement, which includes the proxy statement of SPAC for the Business Combination.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the SPAC, the combined company or Semnur, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Forward-Looking Statements

This press release and any statements made for and during any presentation or meeting concerning the matters discussed in this press release contain forward-looking statements related to Scilex and its subsidiaries and the SPAC and are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Forward-looking statements include statements regarding the SPAC, Scilex and its subsidiaries, including but not limited to Semnur, statements relating to Scilex’s declaration and payment of the Dividend and timing thereof (including that the Board may change the Record Date and, as a result, the payment date of the Dividend), the expectation that the Semnur common stock to be exchanged will be freely tradable upon such exchange, statements regarding the proposed business combination between Semnur and the SPAC, including the potential listing of the combined company’s common stock and warrants on Nasdaq, obtaining the approval from the SPAC’s shareholders, the expectation that the Registration Statement will be declared effective by the SEC, the estimated or anticipated future results and benefits of the combined company following the proposed business combination, including the ability of the parties to successfully consummate the proposed business combination, the timing of the closing of the proposed business combination, future opportunities for the combined company, Semnur and the combined company’s proposed business strategies, the estimated pre-transaction equity valuation of Semnur, the estimated sales for SP-102, the Company’s outlook, goals and expectations for 2024, and the Company’s development and

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commercialization plans. Although each of the SPAC and Scilex and its subsidiaries believes that it has a reasonable basis for each forward-looking statement contained in this press release, each of the SPAC and Scilex and its subsidiaries caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, the risks and uncertainties described in the proxy statement/prospectus included in the Registration Statement relating to the proposed transaction, and described in other documents filed by the SPAC or Scilex from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither the SPAC nor Scilex and its subsidiaries can assure you that the forward-looking statements in this communication will prove to be accurate.

Risks and uncertainties that could cause actual results of Scilex and the SPAC to differ materially and adversely from those expressed in our forward-looking statements, include, but are not limited to: the inability of the parties to consummate any proposed business combination transaction for any reason, including any failure to satisfy or waive any closing conditions; changes in the structure, timing and completion of the proposed transaction between the SPAC and Semnur; the SPAC’s ability to continue its listing on the Nasdaq Capital Market until closing of the proposed transaction; the combined company’s ability to gain approval to list its securities on Nasdaq upon closing of the proposed transaction; the ability of the parties to achieve the benefits of the proposed transaction, including future financial and operating results of the combined company; the ability of the parties to realize the expected synergies from the proposed transaction; risks related to the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed business combination; risks associated with the unpredictability of trading markets; general economic, political and business conditions; the risk that the potential product candidates that Scilex develops may not progress through clinical development or receive required regulatory approvals within expected timelines or at all; risks relating to uncertainty regarding the regulatory pathway for Scilex’s product candidates; the risk that Scilex will be unable to successfully market or gain market acceptance of its product candidates; the risk that Scilex’s product candidates may not be beneficial to patients or successfully commercialized; the risk that Scilex has overestimated the size of the target patient population, their willingness to try new therapies and the willingness of physicians to prescribe these therapies; risks that the outcome of the trials and studies for SP-102, SP-103 or SP-104 may not be successful or reflect positive outcomes; risks that the prior results of the clinical and investigator-initiated trials of SP-102 (SEMDEXA™), SP-103 or SP-104 may not be replicated; regulatory and intellectual property risks; and other risks and uncertainties indicated from time to time and other risks described in Scilex’s and the SPAC’s most recent periodic reports filed with the SEC, including the Registration Statement and their Annual Reports on Form 10-K for the year ended December 31, 2023 and subsequent Quarterly Reports on Form 10-Q that the Company and the SPAC have respectively filed or may file, including the risk factors set forth in those filings. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release, and Scilex and the SPAC undertakes no obligation to update any forward-looking statement in this press release except as may be required by law.

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Contacts:

Investors and Media

Scilex Holding Company

960 San Antonio Road

Palo Alto, CA 94303

Office: (650) 516-4310

Email: investorrelations@scilexholding.com

Website: www.scilexholding.com

Investors and Media

Denali Capital Acquisition Corp.

437 Madison Avenue, 27th Floor

New York, NY 10022

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SEMDEXA™ (SP-102) is a trademark owned by Semnur Pharmaceuticals, Inc., a wholly-owned subsidiary of Scilex Holding Company. A proprietary name review by the FDA is planned.

ZTlido® is a registered trademark owned by Scilex Pharmaceuticals Inc., a wholly-owned subsidiary of Scilex Holding Company.

Gloperba® is the subject of an exclusive, transferable license to Scilex Holding Company to use the registered trademark.

ELYXYB® is a registered trademark owned by Scilex Holding Company.

All other trademarks are the property of their respective owners.

© 2024 Scilex Holding Company All Rights Reserved.

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